Exhibit 99

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Evolutionary Financial Framework
& 2004 Results

Analyst-Investor Meeting

April 2005

Cautionary Statement

Certain statements set forth in this presentation consist of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to its safe harbor provisions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company to be different from any future results, performance, and achievements expressed or implied by these statements.

They should be read in conjunction with the Company’s most recent annual report on Form 10-K and other reports filed with the Securities and Exchange Commission containing a discussion of the Company’s business and of various factors that may affect it, including those factors discussedunder the caption “Item 1. Business-Risks Relating to NetBank’s Business” in our annual report on Form 10-K.

Statements in this presentation may also include adjusted non-GAAP financial measures governed by Regulation G. For a reconciliation of these measures and other information required by Regulation G, please refer to the reconciliation table at the end of this presentation.

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Discussion Points

•                  Evolutionary Financial Framework

•                  2004 results

•                  Review of strategic progress

•                  2005 outlook

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Evolutionary Financial Framework

Financial Framework Strategy

•                  Reduce dependence on ‘low PE’ and highly volatile mortgage business

•                  Within the mortgage business rebalance away from higher volatility conforming correspondent and wholesale channels towards the more stable retail and nonconforming channels

•                  Significantly increase earnings contribution from stable banking business sources

•                  Significantly increase earnings contribution from processing initiatives and aggressively pursue complementary M&A opportunities

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Targeted Earnings Composition

[CHART]

Blended P/E Calculation

	P/E RANGE
Business Segment	Low	High

Banking	10	16

Financial Intermediary	6	8

Transaction Processing	20	30

BLENDED	12	18

Other Accretion Opportunities

•                  Income growth through natural expansion of existing operations

•                  M&A of complementary, profitable businesses

•                  Continuation of share buyback program

Stock Buyback

Share repurchases have totaled 4.3 million shares since August 2002 or 8.5% of TSO.

[CHART]

Revised Strategic Vision

($ in 000s)	Strategic Vision (Original)	Strategic Vision (Revised)	Change

Retail Banking
Retail Bank	$18,425	$18,425	$—
Business Finance	11,000	14,000	3,000
Servicing Asset	0	0	0
Auto Lending	19,575	16,575	(3,000)
Allocated Other	(4,000)	(4,000)	0
Subtotal	$45,000	$45,000	$—

Financial Intermediary
Conforming Production - Indirect	$8,500	$2,500	$(6,000)
Conforming Production - Direct	8,500	14,500	6,000
MG Reinsurance	2,000	1,500	(500)
Non-Conforming Production	30,000	25,500	(4,500)
RV, Boat & Personal Aircraft	0	5,000	5,000
Allocated Other	(4,000)	(4,000)	0
Subtotal	$45,000	$45,000	$—

Transaction Processing
Servicing Factory	$10,000	$10,000	$—
NetInsurance	2,500	500	(2,000)
ATM & Merchant Processing	10,000	10,000	0
Unidentified M&A/Start-Ups	26,500	28,500	2,000
Allocated Other	(4,000)	(4,000)	0
Subtotal	$45,000	$45,000	$—

Net Income Before Tax	$135,000	$135,000	$—

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2004 Results / Review of Progress

2004 Segment Results

($ in 000s)

Retail Banking	$14,561	41%

Financial Intermediary	18,881	54%

Transaction Processing	1,888	5%

Net Income Before Tax	$35,330	100%

Note: Retail banking segment results exclude $29.0 million in provision expense related to the company’s CMC lease receivable. Inclusive of this expense, the retail banking segment posted a pre-tax loss of $14.4 million. For further detail, refer to the earnings reconciliation at the end of this presentation.

Pre-Tax Income Contributions

2003 Actual	2004 Actual	Vision

[CHART]	[CHART]	[CHART]

Note: 2004 retail banking segment results exclude $29.0 million in CMC provision expense. Inclusive of this expense, 2004 retail banking segment results were actually -228% of pre-tax income. For further detail, refer to the earnings reconciliation at the end of this presentation.

Strategic Progress

($ in 000s)	2004 Actual	%	Strategic Vision	%
Retail Banking
Retail Bank	$11,170		$18,425
Business Finance	11,004		14,000
Servicing Asset	(5,141)		0
Auto Lending	891		16,575
Allocated Other	(3,363)		(4,000)
Subtotal	14,561	41.2%	45,000	33.4%

Financial Intermediary
Conforming Production - Indirect	(8,915)		2,500
Conforming Production - Direct	16,065		14,500
MG Reinsurance	2,301		1,500
Non-Conforming Production	13,949		25,500
RV, Boat & Personal Aircraft	(159)		5,000
Allocated Other	(4,360)		(4,000)
Subtotal	18,881	53.5%	45,000	33.3%

Transaction Processing
Servicing Factory	2,798		10,000
NetInsurance	(2,451)		500
ATM & Merchant Processing	1,977		10,000
Unidentified M&A/Start-Ups	—		28,500
Allocated Other	(436)		(4,000)
Subtotal	1,888	5.3%	45,000	33.3%

Net Income Before Tax	$35,330	100%	$135,000	100%

Note: 2004 retail banking segment results exclude $29.0 million in CMC provision expense. Inclusive of this expense, the retail banking segment posted a pre-tax loss of $14.4 million. For further detail, refer to the earnings reconciliation at the end of this presentation.

Retail Bank

($ in 000s)	2004 Actual		Vision		Gap

Risk Adjusted Net Interest Margin	$54,889	1.43%	$63,635	1.34%	$(8,746)	0.09%

Fees/Other Income	13,932	0.36%	11,875	0.25%	2,057	0.11%

Revenues	68,821	1.80%	75,510	1.59%	(6,689)	0.21%

Expenses	57,651	1.50%	57,085	1.20%	566	0.30%

Operating Margin	$11,170	0.29%	$18,425	0.39%	(7,255)	-0.10%

Average Earning Assets	$3,831,969		$4,750,000		(918,031)

Note: Retail bank results exclude $29.0 million in CMC provision expense. Inclusive of this expense, the retail bank posted a pre-tax loss of $17.8 million. For further detail, refer to the earnings reconciliation at the end of this presentation.

Business Finance

($ in 000s)	2004 Actual		Vision		Gap

Risk Adjusted Net Interest Margin	$15,423	5.48%	$20,500	4.10%	$(5,077)	1.38%

Fees/Other Income	1,762	0.63%	3,750	0.75%	$(1,988)	-0.12%

Revenues	17,185	6.11%	24,250	4.85%	$(7,065)	1.26%

Expenses	6,181	2.20%	10,250	2.05%	$(4,069)	0.15%

	$11,004	3.91%	$14,000	2.80%	$(2,996)	1.11%

Average Balance of HFI Portfolio	$281,249		$500,000		$(218,751)

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Servicing Asset

($ in 000s)	2004 Actual		Vision		Gap

Revenues	$42,369	0.33%

Amortization	38,898	0.30%

Operating Expenses	14,739	0.12%

Recurring Expenses	53,637	0.42%

Operating Margin	(11,268)	-0.09%

Securities Gains	7,780	0.06%

Impairment, Net	(1,653)	-0.01%

	$(5,141)	-0.04%	$—	0.00%	$(5,141)	-0.04%

Average Balance of HFI Portfolio	$12,766,699		$25,000,000		$(12,233,301)

Auto Lending

($ in 000s)	2004 Actual		Vision		Gap

Risk Adjusted Net Interest Margin	$5,119	2.01%	$21,865	2.92%	$(16,746)	-0.91%

Fees/Other Income	215	0.08%	2,888	0.39%	(2,673)	-0.31%

Gain on Sale	0	0.00%	4,125	0.55%	(4,125)	-0.55%

Revenues	5,334	2.09%	28,878	3.85%	(23,544)	-1.76%

Expenses	4,443	1.74%	12,303	1.64%	(7,860)	0.10%

	$891	0.35%	$16,575	2.21%	$(15,684)	-1.86%

Production	$384,523		$1,200,000		$(815,477)

Sales	$—		$825,000		$(825,000)

Average Balance of HFI/HFS Portfolio	$254,850		$750,000		$(495,150)

Retail Banking Combined

($ in 000s)	2004 Actual		Vision		Gap

Risk Adjusted Net Interest Margin	$75,431	1.73%	$106,000	1.77%	$(30,569)	-0.04%

Fees/Other Income	15,909	0.36%	18,513	0.31%	(2,604)	0.05%

Gain On Sale of Loans	—	0.00%	4,125	0.07%	(4,125)	-0.07%

Revenues	91,340	2.09%	128,638	2.14%	(37,298)	-0.05%

Expenses	68,275	1.56%	79,638	1.33%	(11,363)	0.23%

Allocated Expenses	3,363	0.08%	4,000	0.07%	(637)	0.01%

Operating Margin	19,702	0.45%	45,000	0.75%	(25,298)	-0.30%

Net Servicing Results	(5,141)	-0.12%	—	0.00%	(5,141)	-0.12%

Net Income Before Tax	$14,561	0.33%	$45,000	0.75%	$(30,439)	-0.42%

Average Earning Assets	$4,368,068		$6,000,000		$(1,631,932)

Note: 2004 retail banking segment results exclude $29.0 million in CMC provision expense. Inclusive of this expense, the retail banking segment posted a pre-tax loss of $14.4 million. For further detail, refer to the earnings reconciliation at the end of this presentation.

Retail Banking Segment

($ in 000s)	The way we were	The way we are	The way we want to be

Retail Bank	$(11,903)	$11,170	$18,425

Business Finance	4,583	11,004	14,000

Servicing Asset	(52,171)	(5,141)	—

Auto Lending	(1,527)	891	16,575

Allocated Other		(3,363)	(4,000)

	$(61,018)	$14,561	$45,000

Note: Current retail banking segment results exclude $29.0 million in CMC provision expense. Inclusive of this expense, the retail banking segment has a pre-tax loss of $14.4 million. For further detail, refer to the earnings reconciliation at the end of this presentation.

Non-Conforming Mortgage

($ in 000s)	2004 Actual		Vision		Gap

Risk Adjusted Net Interest Margin	$18,874	0.63%

Gain On Sale	43,908	1.47%

Other Income	1,238	0.04%

Revenues	64,020	2.14%

Expenses	50,071	1.68%

	$13,949	0.47%	$25,500	0.64%	$(11,551)	-0.17%

Production	$2,986,768		$4,000,000		$(1,013,232)

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Conforming Mortgage — Indirect

($ in 000s)	2004 Actual		Vision		Gap

Risk Adjusted Net Interest Margin	$26,453	0.33%

Gain On Sale	24,109	0.30%

Other Income	2,457	0.03%

Revenues	53,019	0.66%

Expenses	61,934	0.77%

	$(8,915)	-0.11%	$2,500	0.04%	$(11,415)	-0.15%

Production	$8,135,618		$6,000,000		$2,135,618

Conforming Mortgage —
Direct

($ in 000s)	2004 Actual		Vision		Gap

Risk Adjusted Net Interest Margin	$11,802	0.47%

Gain On Sale	45,946	1.83%

Other Income	1,182	0.05%

Revenues	58,930	2.35%

Expenses	42,865	1.71%

	$16,065	0.64%	$14,500	0.41%	$1,565	0.23%

Production	$2,510,558		$3,500,000		$(989,442)

Financial Intermediary
Combined

($ in 000s)	2004 Actual		Vision		Gap

Risk Adjusted Net Interest Margin	$57,234	0.42%

Gain On Sale	115,692	0.85%

Other Income	7,219	0.05%

Revenues	180,145	1.32%

Expenses	156,904	1.15%

Allocated Expense	4,360	0.03%

	$18,881	0.14%	$45,000	0.33%	$(26,119)	-0.19%

Mortgage Production	$13,632,944		$13,500,000		$132,944

Financial Intermediary Segment

			The way we
($ in 000s)	The way we were	The way we are	want to be

Conforming - Indirect	$114,007	$(8,915)	$2,500
Conforming - Direct	29,676	16,065	14,500
Total Agency	143,683	7,150	17,000

Non-Conforming	13,401	13,949	25,500
MG Reinsurance	1,919	2,301	1,500
RV, Boat & Personal Aircraft	—	(159)	5,000
Allocated Other	(13,024)	(4,360)	(4,000)

	$145,979	$18,881	$45,000

Servicing Factory

($ in 000s)	2004 Actual		Vision		Gap

Revenues	$21,963	0.13%

Expenses	19,165	0.12%

	$2,798	0.02%	$10,000	0.03%	$(7,202)	-0.01%

Average Loans Serviced	$16,356,770		$30,000,000		$(13,643,230)

ATM & Merchant Processing

($ in 000s)	2004 Actual	Vision	Gap

Revenues	$9,080

Expenses	7,103

	$1,977	$10,000	$(8,023)

Average ATM Terminals	7,288

Average Merchant Services	2,272

Transaction Processing Segment

	The way we	The way we	The way we
($ in 000s)	were	are	want to be

Servicing Factory	$(1,782)	$2,798	$10,000

NetInsurance	(2,220)	(2,451)	500

ATM & Merchant Processing	18	1,977	10,000

Unidentified M&A and Start Ups	—	—	28,500

Allocated Other	—	(436)	(4,000)

	$(3,984)	$1,888	$45,000

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Update on Key Vision Metrics

Vision Key Metrics

Business Finance – Growth toward a monthly production run rate of approximately $20 million while maintaining the risk adjusted net interest margin above 3.50%.

•                  At a $15 million run rate

Auto Lending – Growth toward a monthly production run rate of $100 million and implementation of a sales program with a gain on sale of 0.50%.

•                  At a $20-$30 million run rate

Retail Bank Stand-Alone — Growth of earning assets toward $4.75 billion, while containing expense growth to 38% of the growth of earning assets to drive expense ratio to 1.20%. Expense ratio has shown steady improvement from 2.50+% starting point. Need to resolve expenses associated with CMC and maintain risk adjusted net interest margin.

•                  At $4.0 billion with target NIM; expenses halfway there at 1.42%

Non-Conforming – Growth of monthly production run rate through geographic expansion toward $333 million, while maintaining the pre-tax margin above 64 BPs.

•                  At $250 million “plus” run rate but margin trending below 64 BPs target

Conforming Mortgage – Down cycle monthly correspondent/wholesale and retail production run rates of $500 million and $292 million, respectively, while maintaining pre-tax margins above 4 BPs and 41 BPs. Continued rebalancing away from correspondent conforming refinance business into alternative niche products and into non-conforming and retail purchase-oriented business.

•                  Retail on plan; Correspondent/Wholesale struggling to breakeven at current volumes

Transaction Processing – Significant momentum in all of the transaction processing businesses along with additional M&A and/or start-up initiatives.

•                  ATM & Merchant Processing and Servicing show promise, but no traction in other areas

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2005 Outlook / Conclusion

2005 Analyst EPS Estimates

	Q1	Q2	Q3	Q4	FY 05

High	$.09	$.13	$.13	$.14	$.45

Low	$(.01)	$.02	$.03	$.04	$.10

Consensus	$.02	$.07	$.10	$.10	$.30

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Retail Bank

•                  Steady earning asset growth

•                  Improving expense ratio as earning assets grow

•                  Stabilizing core deposit base as pricing, product and cross-sell initiatives gain traction

•                  Volatility from a larger servicing asset will remain present but be mitigated by our ability to better manage this risk holistically

•                  Improving core bottom line

Conforming Mortgage

•                  Generally lower 2005 volumes for the first half of the year tending to stabilize during the last half of the year

•                  Competitive pricing becomes increasingly rational as the year progresses

•                  A difficult, but slowly improving, environment

Non-Conforming Mortgage

•                  Compressed margins becoming increasingly rational as the year progresses

•                  Modestly higher volumes for the full year

Transaction Processing

•                  Improving servicing results as growth in the portfolio drives better economies of scale

•                  Continuing growth in payment systems metrics

•                  Moderating losses at NetInsurance

Capital Management

		OTS Capitalization Requirements
	NetBank	Well	Adequate

Tier 1 (Core) Capital /
Tangible Assets	6.73%	5%	4%

Total Capital /
Risk-Weighted Assets	11.30%	10%	8%

•                  Short-term constraints

•                  Continued interest in trust preferred offerings

•                  Competing capital demands:

•                  Dividend program

•                  Earning asset growth at bank

•                  Share buyback

•                  M&A in the transaction processing area

Reconciliation of Non-GAAP Financial Measures
to GAAP Financial Measures

The following reconciliation table relates to the data presented in slides 12, 13, 14, 15, 19 and 20.

	2004
	As	CMC
($ in 000s)	Reported	Provision	Actual	%
Retail Banking
Retail Bank	$11,170	$(29,000)	(17,830)
Business Finance	11,004		11,004
Servicing Asset	(5,141)		(5,141)
Auto Lending	891		891
Allocated Other	(3,363)		(3,363)
Subtotal	14,561	(29,000)	(14,439)	(228)%

Financial Intermediary
Conforming Production - Indirect	(8,915)		(8,915)
Conforming Production - Direct	16,065		16,065
MG Reinsurance	2,301		2,301
Non-Conforming Production	13,949		13,949
RV, Boat & Personal Aircraft	(159)		(159)
Allocated Other	(4,360)		(4,360)
Subtotal	18,881	—	18,881	298%

Transaction Processing
Servicing Factory	2,798		2,798
NetInsurance	(2,451)		(2,451)
ATM & Merchant Processing	1,977		1,977
Unidentified M&A / Start-Ups	—		—
Allocated Other	(436)		(436)
Subtotal	1,888	—	1,888	30%

Pre-tax Income	$35,330	$(29,000)	$6,330	100%

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Evolutionary Financial Framework
& 2004 Results

Analyst-Investor Meeting

April 2005